Inventories	12 Months Ended
Dec. 31, 2020
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Inventories
Note 9. Inventories
Accounting policy
Inventories are measured at the lower of cost and net realizable value. Cost is determined using the first in first out cost method. They include all costs of seed production and grain Calyxt purchases as well as costs to store, transport and process the grain into finished products. Consideration Calyxt receives from growers when they purchase seed is recorded as a reduction of inventory. Calyxt evaluates inventory balances for obsolescence on a regular basis using projected selling prices for our products, market prices for the underlying agricultural markets, the age of products and other factors that take into consideration our limited operating history. Prior to the commercialization of our high oleic soybean oil and high oleic soybean meal in early 2019, all Grain Costs were expensed as R&D.
Description of inventories
As of December 31, 2020, inventories amounted to $1.6 million, $1.4 million of which related to Calyxt’s grain and seed costs, and $0.2 million to raw materials and laboratory consumables (representing pharmaceutical and chemical products).
As of December 31, 2019, inventories consisted of $2.9 million, $2.6 million of which related to Calyxt’s grain and seed costs, and $0.3 million to raw materials and laboratory consumables (representing pharmaceutical and chemical products).
As of December 31, 2020, $3.9 million of net realizable value adjustments to period-end

inventories including write-downs of excess seed produced for 2020 plantings related to Calyxt’s grain and seed costs was recorded.
No provision for impairment has been recorded as of December 31, 2019.